UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 19, 2020

Date of Report (Date of earliest event reported)

ODYSSEY GROUP INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

333-200785

(Commission File Number)

Nevada	47-1022125
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

2372 Morse Ave., Irvine, CA	92614
(Address of principal executive offices)	(Zip Code)

(619) 832-2900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock ($0.001 par value)	ODYY	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry Into a Material Definitive Agreement

On May 19, 2020, Odyssey Group International, Inc., (the “Company”) entered into convertible promissory note agreements (the “Notes”) with effective dates of May 8, 2020, with accredited investors Robert L. Engemann, Jr. for $40,000 and Jeffrey S. Fedorko for $10,000, respectively, for an aggregate total of $50,000. The Notes bear interest at 7.0% annually and mature automatically. The entire outstanding principal amount, together with accrued interest shall become due and payable on May 8, 2021, unless converted, at the option of the holder or Company, into shares of common stock of the Company at one dollar ($1.00) per share or at a 10% discount to the market price on the date of conversion but in no case lower than $0.80, whichever is lower. Warrants equal to 10% of the shares purchased upon conversion of the Notes were issued to the holders of the Notes (the “Warrants”). The price of each Warrant is one dollar and fifty cents ($1.50) per share and the term is for one year from the investment date.

The entry into the Notes due May 8, 2021 and the issuance of the shares of common stock issuable upon conversion of the Notes and exercise of the Warrants will be exempt from registration under Securities Act Section 4(a)(2). The investors are sophisticated and represented in writing that they were each an accredited investor and acquired the securities for their own account for investment purposes. The Company does not have any relationship with the investors in the Notes other than the Notes. A legend will be placed on the Notes and the stock certificates issued upon conversion of the Notes and exercise of the Warrants, subject to the terms of the transaction documents, stating that the securities have not been registered under the Securities Act and cannot be sold or otherwise transferred without registration or an exemption therefrom.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 3.02 by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1	Form of Convertible Promissory Note*
10.2	Form of Warrant *

________________________

* Incorporated by reference to Exhibits of Odyssey Group International, Inc.’s Current Report on Form 8-K, filed with the SEC on March 13, 2020.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ODYSSEY GROUP INTERNATIONAL, INC.

Date: May 20, 2020	By:	/s/ Joseph Michael Redmond
Name: Joseph Michael Redmond
Title: Chief Executive Officer

3